                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [_]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-12

                         The Hartford Mutual Funds, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            ----------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[_]   Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)      Amount Previously Paid:

      (2)      Form, Schedule or Registration Statement No.:

      (3)      Filing Party:

      (4)      Date Filed:

                        THE HARTFORD MUTUAL FUNDS, INC.,

                                  ON BEHALF OF

         THE HARTFORD EQUITY GROWTH ALLOCATION FUND, THE HARTFORD GROWTH
             ALLOCATION FUND, THE HARTFORD BALANCED ALLOCATION FUND,
                  THE HARTFORD CONSERVATIVE ALLOCATION FUND AND
                       THE HARTFORD INCOME ALLOCATION FUND

APRIL 18, 2007

Dear Shareholders:

     You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of The Hartford Equity Growth Allocation Fund(1) (formerly known as The Hartford Aggressive Growth Allocation Fund), The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Income Allocation Fund (collectively, the "Funds," each, a "Fund"), each a series of The Hartford Mutual Funds, Inc. (the "Company"). The Meeting will take place on June 26, 2007 at 10:00 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is for the shareholders of each affected Fund to vote on:


PROPOSAL
   NO.                  DESCRIPTION OF PROPOSAL
--------                -----------------------


    1 The approval of a sub-advisory agreement between HIFSCO, the investment manager of The Hartford
          Equity Growth Allocation Fund, and Hartford
          Investment Management Company ("Hartford Investment
          Management"), an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as the sub-adviser to The Hartford Equity Growth
          Allocation Fund and manage such Fund's assets.

    2 The approval of a sub-advisory agreement between HIFSCO, the investment manager of The Hartford
          Growth Allocation Fund, and Hartford Investment
          Management, an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as the sub- adviser to The Hartford Growth Allocation
          Fund and manage such Fund's assets.

----------
(1) Effective March 1, 2007, The Hartford Aggressive Growth Allocation Fund was renamed The Hartford Equity Growth Allocation Fund

PROPOSAL
   NO.                  DESCRIPTION OF PROPOSAL
--------                -----------------------

    3 The approval of a sub-advisory agreement between HIFSCO, the investment manager of The Hartford
          Balanced Allocation Fund, and Hartford Investment
          Management, an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as the sub- adviser to The Hartford Balanced
          Allocation Fund and manage such Fund's assets.

    4 The approval of a sub-advisory agreement between HIFSCO, the investment manager of The Hartford
          Conservative Allocation Fund, and Hartford
          Investment Management, an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as the sub-adviser to The Hartford
          Conservative Allocation Fund and manage such Fund's assets.

    5 The approval of a sub-advisory agreement between HIFSCO, the investment manager of The Hartford
          Income Allocation Fund, and Hartford Investment
          Management, an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as the sub- adviser to The Hartford Income Allocation
          Fund and manage such Fund's assets.

    6 To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.


     The Company's Board of Directors has reviewed and approved the proposals and recommends that you vote FOR the proposal(s) applicable to you. The Proxy Statement provides more information on the proposals. Please read it carefully, complete the enclosed proxy card, and return your completed proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. ("The Hartford") or from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

                                        Very truly yours,

                                        /s/ David M. Znamierowski
                                        David M. Znamierowski
                                        President and Chief Executive Officer

                              IMPORTANT INFORMATION

     We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. 1. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. 1. Each Proposal seeks approval from shareholders of the applicable Fund, each a series of The Hartford Mutual Funds, Inc. (the "Company"), for a proposed sub-advisory agreement between Hartford Investment Financial Services, LLC ("HIFSCO"), each Fund's investment manager, and Hartford Investment Company ("Hartford Investment Management"), an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as the sub-adviser to such Fund and manage such Fund's assets.

       Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5 are applicable to shareholders of The Hartford Equity Growth Allocation Fund, The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Income Allocation Fund, respectively.

Q. 2. HOW WILL ADDING HARTFORD INVESTMENT MANAGEMENT AS THE SUB-ADVISER BENEFIT EACH FUND AND ITS RESPECTIVE SHAREHOLDERS?

A. 2. The Proposals will align the Funds' management structure with that existing for the other funds of the Company. Currently, the Funds are managed by HIFSCO's asset allocation committee, which includes personnel from HIFSCO, some of whom are dual employees of Hartford Investment Management. As a result, the asset allocation committee comprises essentially the same personnel as manage certain of the Company's other asset allocation funds, fulfilling the same types of advisory and sub-advisory roles as are fulfilled for such other funds (the "Target Allocation Funds"). However, the Target Allocation Funds utilize an adviser/subadviser structure that provides more clarity regarding the roles performed by the various personnel. The Proposals are intended to provide a consistent management structure for all of the Company's asset allocation funds.

Q. 3. WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH HARTFORD INVESTMENT MANAGEMENT?

A. 3. The laws governing mutual funds require a fund to obtain shareholder approval before entering into a new advisory or sub-advisory agreement. Pursuant to an order from the U.S. Securities and Exchange Commission, the Funds' investment manager may enter into sub-advisory agreements with unaffiliated sub-advisers without shareholder approval. Under the order, however, a sub-advisory agreement with a sub-adviser that is an "affiliated person," as defined in the Investment Company Act of 1940, as amended, of the Funds or the investment manager still requires shareholder approval. Therefore, because Hartford Investment Management is affiliated with HIFSCO, shareholder approval of each Proposal is required.

Q. 4. WILL ANY FUND'S INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES CHANGE IF THE PROPOSALS ARE APPROVED?

A. 4. No. Each Fund's investment goal and principal investment strategies, as well as the other Hartford funds in which each Fund may invest, will remain the same. Please refer to the enclosed Proxy Statement for information regarding Hartford Investment Management's investment approach.

Q. 5.  WILL THE PROPOSALS RESULT IN HIGHER FUND EXPENSES?

A. 5. No. The Proposals will not increase any Fund's expenses. Each Fund pays an advisory fee to HIFSCO and HIFSCO is responsible for paying the sub-advisory fee to Hartford Investment Management.

Q. 6.  HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSALS?

A. 6. Yes. The Board of Directors has reviewed and approved the Proposals and recommends that you vote FOR the Proposal(s) applicable to you.

Q. 7.  HOW CAN I VOTE?

A. 7.  You can vote:

       - By mail: complete and return your proxy card in the addressed envelope.

       - By telephone, call the toll-free number listed on your proxy card and follow the recorded instructions.

       - By internet: log on the website listed on your proxy card and follow the on-screen instructions.

       Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q. 8.  WHEN SHOULD I VOTE?

A. 8. Please vote as soon as possible. Representatives of The Hartford or Computershare Fund Services, a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 9.  WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A. 9.  For information about voting, please call toll-free 1-866-408-8079:

       To view The Hartford Mutual Funds' 2006 Annual Report or a copy of this Proxy Statement, or to obtain additional information about the Proxy Statement:

       Please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2007 Proxy Information" under "Points of Interest" on or after April 30, 2007);

       Or call 1-888-843-7824 to request a copy.

               THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders (the "Meeting") of The Hartford Equity Growth Allocation Fund, The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Income Allocation Fund (collectively, the "Funds," each, a "Fund"), each a series of The Hartford Mutual Funds, Inc. (the "Company"), will take place on June 26, 2007 at 10:00 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:


                      PROPOSAL                   FUND AFFECTED   PAGE
                      --------                   -------------   ----


1.   To approve a sub-advisory agreement        The Hartford       9
     between HIFSCO, the investment manager of  Equity Growth
     The Hartford Equity Growth Allocation      Allocation Fund
     Fund, and Hartford Investment Management
     Company ("Hartford Investment
     Management"), an affiliate of HIFSCO,
     pursuant to which Hartford Investment
     Management will serve as the sub-adviser
     to The Hartford Equity Growth Allocation
     Fund and manage such Fund's assets.

2.   To approve a sub-advisory agreement        The Hartford       9
     between HIFSCO, the investment manager of  Growth
     The Hartford Growth Allocation Fund, and   Allocation Fund
     Hartford Investment Management, an
     affiliate of HIFSCO, pursuant to which
     Hartford Investment Management will serve
     as the sub-adviser to The Hartford Growth
     Allocation Fund and manage such Fund's
     assets.

3.   To approve a sub-advisory agreement        The Hartford      10
     between HIFSCO, the investment manager of  Balanced
     The Hartford Balanced Allocation Fund,     Allocation Fund
     and Hartford Investment Management, an
     affiliate of HIFSCO, pursuant to which
     Hartford Investment Management will serve
     as the sub-adviser to The Hartford
     Balanced Allocation Fund and manage such
     Fund's assets.

4.   To approve a sub-advisory agreement        The Hartford      10
     between HIFSCO, the investment manager of  Conservative
     The Hartford Conservative Allocation       Allocation Fund
     Fund, and Hartford Investment Management,
     an affiliate of HIFSCO, pursuant to which
     Hartford Investment Management will serve
     as the sub-adviser to The Hartford
     Conservative Allocation Fund and manage
     such Fund's assets.

5.   To approve a sub-advisory agreement        The Hartford      10
     between HIFSCO, the investment manager of  Income
     The Hartford Income Allocation Fund, and   Allocation Fund
     Hartford Investment Management, an
     affiliate of HIFSCO, pursuant to which
     Hartford Investment Management will serve
     as the sub-adviser to The Hartford Income
     Allocation Fund and manage such Fund's
     assets.

6.   To transact such other business as may
     properly come before the Meeting, or any adjournment thereof.

     The Board of Directors of the Company recommends that you vote FOR the Proposal(s) applicable to you listed in this notice. Shareholders of record on April 9, 2007 are entitled to notice of and to vote at the Meeting.

     Please read the enclosed Proxy Statement carefully for information concerning the Proposal(s) applicable to you to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

                                        By order of the Board of Directors,

                                        /s/ Edward P. Macdonald
                                        Edward P. Macdonald
                                        Secretary

Dated: April 18, 2007

                         THE HARTFORD MUTUAL FUNDS, INC.
                              500 BIELENBERG DRIVE
                         WOODBURY, MINNESOTA 55125-4401

                   THE HARTFORD EQUITY GROWTH ALLOCATION FUND,
                      THE HARTFORD GROWTH ALLOCATION FUND,
                     THE HARTFORD BALANCED ALLOCATION FUND,
                   THE HARTFORD CONSERVATIVE ALLOCATION FUND,
                       THE HARTFORD INCOME ALLOCATION FUND

                                 PROXY STATEMENT
                                 APRIL 18, 2007

     The enclosed proxy card is solicited by the Board of Directors (the "Board") of The Hartford Mutual Funds, Inc. (the "Company"), in connection with the Special Meeting of Shareholders of The Hartford Equity Growth Allocation Fund,(2) The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Income Allocation Fund (collectively, the "Funds," each, a "Fund"), to be held June 26, 2007, at 10:00 a.m., Eastern Time, at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

     The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting of Shareholders and this Proxy Statement, will be paid by HIFSCO, each Fund's investment manager. The approximate mailing date of this Proxy Statement is April 25, 2007. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or Computershare Fund Services ("Computershare"), a firm authorized by The Hartford to assist in the solicitation of proxies, may contact you to solicit your proxy by mail or by telephone. As the meeting date approaches, shareholders of the Funds may receive a telephone call from a representative of Computershare if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     HIFSCO serves as each Fund's investment manager and the Company's administrator and principal underwriter. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


----------
(2) Effective March 1, 2007, The Hartford Aggressive Growth Allocation Fund was renamed The Hartford Equity Growth Allocation Fund

     Shareholders may revoke authority to vote their shares by giving written notice of revocation to the Secretary of the Company. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "FOR" the applicable proposal(s) to approve a sub-advisory agreement between HIFSCO and Hartford Investment Management Company ("Hartford Investment Management") pursuant to which Hartford Investment Management will serve as the sub-adviser to each Fund and manage each Fund's assets (collectively, the "Proposals"). In instances where choices are specified by the shareholders in the proxy card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. Votes can be cast to approve or disapprove the applicable Proposal(s). Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" the applicable Proposal(s). As far as the Board is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

     Shareholders may vote by completing and returning the enclosed proxy card. Shareholders may also vote by touchtone telephone or by internet by following the instructions on the proxy card. To vote by internet or by telephone, shareholders will need the "control number" that appears on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the applicable Proposal(s). Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

     In all cases where a telephonic proxy is solicited by Computershare the Computershare representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to the Computershare representative, then the Computershare representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the applicable Proposal(s). Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Computershare representative will record the shareholder's instructions on the card.

Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

     Although a shareholder's vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the internet as set forth on the proxy card. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

     Only those shareholders owning shares as of the close of business on April 9, 2007 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Appendix A sets forth the issued and outstanding shares of each Fund as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal described in this Proxy Statement.

     The presence, either in person or by proxy, of shareholders owning a majority of shares of the applicable Fund entitled to vote at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

                            DESCRIPTION OF PROPOSALS

                    APPROVAL OF A SUB-ADVISORY AGREEMENT WITH
                     HARTFORD INVESTMENT MANAGEMENT COMPANY

                                GENERAL OVERVIEW

     The Board is proposing that shareholders approve, with respect to The Hartford Equity Growth Allocation Fund, The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Income Allocation Fund (collectively, the "Funds," each, a "Fund"), a sub-advisory agreement between Hartford Investment Financial Services, LLC ("HIFSCO") and Hartford Investment Management Company ("Hartford Investment Management") (the "Agreement"), pursuant to which Hartford Investment Management will serve as the sub-adviser to each Fund and will provide investment sub-advisory services to the each Fund with respect to the each Fund's assets.(3) The table below describes each Proposal and the Fund affected.


                       PROPOSAL                     FUND AFFECTED
                       --------                     -------------


1.    To approve a sub-advisory agreement          The Hartford
      between HIFSCO, the investment manager of    Equity Growth
      The Hartford Equity Growth Allocation        Allocation Fund
      Fund, and Hartford Investment Management,
      an affiliate of HIFSCO, pursuant to which
      Hartford Investment Management will serve
      as the sub-adviser to The Hartford Equity
      Growth Allocation Fund and manage such
      Fund's assets.

2.    To approve a sub-advisory agreement          The Hartford
      between HIFSCO, the investment manager of    Growth
      The Hartford Growth Allocation Fund, and     Allocation Fund
      Hartford Investment Management, an
      affiliate of HIFSCO, pursuant to which
      Hartford Investment Management will serve
      as the sub-adviser to The Hartford Growth
      Allocation Fund and manage such Fund's
      assets.

----------
(3) Hartford Investment Management currently serves as sub-adviser to several other funds advised by HIFSCO pursuant to the same Agreement. Pursuant to its terms, and subject to approval by the relevant fund shareholders, the Agreement may be modified from time to time to apply to additional funds for which Hartford Investment Management will serve as sub-adviser. If the Agreement is approved on behalf of a Fund by such Fund's shareholders, HIFSCO and Hartford Investment Management will amend the Agreement to extend it to such Fund.

                       PROPOSAL                     FUND AFFECTED
                       --------                     -------------


3.    To approve a sub-advisory agreement          The Hartford
      between HIFSCO, the investment manager of    Balanced
      The Hartford Balanced Allocation Fund, and   Allocation Fund
      Hartford Investment Management, an
      affiliate of HIFSCO, pursuant to which
      Hartford Investment Management will serve
      as the sub-adviser to The Hartford
      Balanced Allocation Fund and manage such
      Fund's assets.

4.    To approve a sub-advisory agreement          The Hartford
      between HIFSCO, the investment manager of    Conservative
      The Hartford Conservative Allocation Fund,   Allocation Fund
      and Hartford Investment Management, an
      affiliate of HIFSCO, pursuant to which
      Hartford Investment Management will serve
      as the sub-adviser to The Hartford
      Conservative Allocation Fund and manage
      such Fund's assets.

5.    To approve a sub-advisory agreement          The Hartford
      between HIFSCO, the investment manager of    Income
      The Hartford Income Allocation Fund, and     Allocation Fund
      Hartford Investment Management, an
      affiliate of HIFSCO, pursuant to which
      Hartford Investment Management will serve
      as the sub-adviser to The Hartford Income
      Allocation Fund and manage such Fund's
      assets.


     HIFSCO serves as each Fund's investment manager pursuant to an investment management agreement between HIFSCO and the Company on behalf of each Fund. Pursuant to the investment management agreement, HIFSCO establishes each Fund's investment program and makes each Fund's investment decisions, subject to the oversight of the Funds' Board. HIFSCO may also select, supervise and evaluate a sub-adviser or sub-advisers who will, in turn, make the Fund's investment decisions, subject to the oversight of the Funds' Board. HIFSCO recommends sub-advisers it believes will provide each Fund with high quality investment services consistent with each Fund's investment strategy of investing in other particular Hartford funds (the "Underlying Funds") in order to achieve its respective investment objective. For each Fund which will utilize a sub-adviser or sub-advisers, HIFSCO will also be responsible for the monitoring of such Fund's sub-adviser(s). For such Funds, HIFSCO will no longer make the day-to-day investment management decisions.

     The Proposals will align the Funds' management structure with that existing for the other funds of the Company. Currently, the Funds are managed by HIFSCO's asset allocation committee. The asset allocation committee comprises the same personnel fulfilling the same roles with respect to certain of the Company's other asset allocation funds (the "Target Allocation Funds"). However, the Target

Allocation Funds utilize an adviser/subadviser structure. The Proposals are intended to provide a consistent management structure and clarity regarding the roles of various personnel for all of the Company's asset allocation funds.

     The Board, including a majority of those Directors who are not "interested persons" of the Funds (as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act")), the Company or the investment manager ("Independent Directors"), approved the Proposals for each Fund to enter into the Agreement. The Agreement is subject to approval by each Fund's shareholders. More information about the Board's considerations is set forth under "Board of Directors' Considerations."

     The 1940 Act requires a fund to obtain shareholder approval of any investment advisory or investment sub-advisory agreement. The Company has received, and shareholders have approved reliance upon, an exemptive order from the U.S. Securities and Exchange Commission that permits HIFSCO to implement new investment sub-advisory agreements with sub-advisers for any Fund and to make changes to existing investment sub-advisory agreements with the approval of the Board but without shareholder approval (the "Order"), as long as the sub-adviser is not an affiliate of HIFSCO. The Order does not eliminate the shareholder approval requirement where HIFSCO hires an affiliated person to serve as sub-adviser to any Fund. Since Hartford Investment Management is a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), which also controls HIFSCO, Hartford Investment Management is affiliated with HIFSCO. Therefore, shareholder approval of the proposed Agreement, which is described more fully below, is required.

                          DESCRIPTION OF THE AGREEMENT

     The following discussion of the terms of the Agreement is qualified in its entirety by reference to the Agreement, a form of which is attached hereto as Appendix B.

     Under the Agreement, Hartford Investment Management would serve as sub-adviser and provide investment sub-advisory services to each Fund. HIFSCO's responsibilities to each Fund would no longer include making day-to-day investment decisions for each Fund. HIFSCO will be responsible, however, for overseeing and reviewing the performance of Hartford Investment Management.

     If the Proposals are approved, and as set forth in the Agreement, Hartford Investment Management will perform investment management services in conformity with the Company's Articles of Incorporation and By-Laws, each as amended from time to time, the 1940 Act and other applicable laws. The Agreement will require Hartford Investment Management to provide advisory services in accordance with the investment objectives, policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information, and in accordance with any investment guidelines or other instructions received in writing from HIFSCO, and subject further to such policies and instructions as the Board or HIFSCO may from time to time establish and deliver to Hartford Investment Management.

     The Agreement will provide that Hartford Investment Management, in consultation with HIFSCO as appropriate, will make all determinations with respect to the investment of each Fund's assets and the purchase or sale of portfolio securities. The Agreement requires Hartford Investment Management to report to the Board at its regular periodic meetings. These reports would cover Hartford Investment Management's economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Funds. Copies of all such reports would be furnished to HIFSCO for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board.

     Consistent with the terms of the Agreement, Hartford Investment Management would be permitted, in its discretion, to select broker-dealers that would execute the purchases and sales of portfolio securities for each Fund. In selecting broker-dealers, Hartford Investment Management would be required to use its best efforts to obtain the best net security price available for each Fund. Additionally, subject to and in accordance with any directions that the Board may issue from time to time, Hartford Investment Management may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Hartford Investment Management determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Hartford Investment Management's overall responsibilities with respect to the applicable Fund(s) and Hartford Investment Management's other advisory clients. Hartford Investment Management will promptly communicate to the Board such information relating to portfolio transactions as it may reasonably request.

     The Agreement will not prevent Hartford Investment Management from acting as investment manager or manager for any other investment companies or other clients, whether or not the investment objectives or policies of any such other clients are similar to those of any Fund, provided that the provision of such services to those other clients does not impair Hartford Investment Management's ability to provide services to each Fund under the Agreement.

     The Agreement will provide that, as compensation for the performance of the services by Hartford Investment Management, HIFSCO shall, as promptly as possible after the last day of each calendar quarter, pay Hartford Investment Management the equivalent of all direct and indirect expenses incurred in the performance of its duties under this Agreement. This will be Hartford Investment Management's sole compensation for sub-advisory services provided to each Fund. Hartford Investment Management will not be entitled to a fee calculated on the basis of each Fund's average daily net assets. Hartford Investment Management's compensation is not paid by the Funds.

     Pursuant to the Agreement, Hartford Investment Management will not be liable for any loss or losses suffered by any Fund by reason of any investment made by Hartford Investment Management in the performance of its duties under the Agreement, except for those losses resulting from (i) willful misfeasance, bad faith or gross negligence on Hartford Investment Management's part in the performance of its duties or (ii) reckless disregard by Hartford Investment Management of its obligations under the Agreement.

     Subject to shareholder approval, the Agreement will take effect on or about July 1, 2007. The Agreement will provide that it will remain in effect for its initial two-year term and will continue thereafter from year to year, if the Board or a majority of the outstanding voting securities of each Fund, in either case with the approval of a majority of the Independent Directors, specifically approves its continuance at least annually. The Agreement will provide that it can be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board, by a majority of such Fund's outstanding voting securities, or by HIFSCO, on sixty days' written notice to Hartford Investment Management. The Agreement would also be terminable by Hartford Investment Management on sixty days' written notice to HIFSCO, but such termination would not be effective until (i) HIFSCO shall have contracted with one or more persons to serve as a successor to Hartford Investment Management in its role as sub-adviser to each Fund and (ii) those person(s) have assumed that position. The Agreement will terminate automatically in the event of its assignment or in the event of an assignment or termination, for any reason, of the investment management agreement between HIFSCO and the Company.

     The form of the Agreement is attached as Appendix B to this Proxy Statement. The above description of the terms of the Agreement is qualified in its entirety by reference to Appendix B.

                      INFORMATION ABOUT HARTFORD INVESTMENT
                               MANAGEMENT COMPANY

     Hartford Investment Management, a Delaware corporation with its main offices located at 1 Hartford Plaza, Hartford, Connecticut 06155, is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly owned subsidiary of The Hartford, which is located at Hartford Plaza, 690 Asylum Avenue, Hartford, Connecticut 06115. As of February 28, 2007, Hartford Investment Management had investment management authority over approximately $133.9 billion in assets under management. As of February 28, 2007, Hartford Investment Management provided sub-advisory services for mutual funds advised by HIFSCO or its affiliate with assets of approximately $7 billion.

     Hugh Whelan and Edward Caputo currently manage the Funds in their capacity as members of HIFSCO's asset allocation committee, and will continue to serve as portfolio managers of each Fund. Mr. Whelan, Managing Director of Hartford Investment Management, and an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management. Previously, he was a quantitative portfolio manager and analyst in ING's fixed income group, specializing in corporate securities. Mr. Caputo, Assistant Vice President of Hartford Investment Management, joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

     Hartford Investment Management has assembled a team of research analysts and other investment personnel to support Hartford Investment Management's asset allocation management function. Pursuant to the Agreement, Hartford Investment Management will allocate the assets of each of the asset allocation funds among the Underlying Funds based upon a number of factors, including Hartford Investment Management's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the asset allocation Funds, Hartford Investment Management will consider, among other factors, internally generated research and the underlying asset classes in each Underlying Fund.

     It is the policy of HIFSCO and Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each Fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for HIFSCO and Hartford Investment Management because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. HIFSCO and Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts HIFSCO and Hartford Investment Management have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' Board of Directors.

     During the Funds' last fiscal year, Hartford Investment Management did not receive any fees, commissions or other payments from any Fund. Appendix C to this Proxy Statement sets forth information regarding the principal executive officers and directors of Hartford Investment Management and the Company.

     As of March 31, 2006, Hartford Investment Management does not sub-advise any investment companies that have investment objectives similar to the investment objectives of the Fund. However, Hartford Investment Management does currently serve as investment sub-adviser to the Target Allocation Funds, each a series of the Company, which are also asset allocation funds.

     David M. Znamierowski currently serves as Director and President of Hartford Investment Management. Mr. Znamierowski is also the President and Chief Executive Officer of the Company and has been a director of the Company since 1999. No other officer or director of the Funds is currently an officer, employee, director or shareholder of Hartford Investment Management. Mr. Znamierowski, Thomas Marra and Lowndes Smith, the interested directors of the Funds, and each of the Fund's officers have an equity ownership interest in The Hartford, the parent company of Hartford Investment Management.

                       BOARD OF DIRECTORS' CONSIDERATIONS

     Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of the Independent Directors, review and approve each new investment advisory and sub-advisory agreement.

     At a meeting held on February 6-7, 2007, the Board of Directors of the Funds, including each of the Independent Directors, voted to approve the Agreement, with respect to each Fund.

     In advance of the Board meeting, the Board requested, received, and reviewed written responses from HIFSCO and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board also received information with respect to each Fund and Hartford Investment Management when Hartford Investment Management was re-approved or assigned as a sub-adviser to certain of the Company's other funds on August 1-2, 2006 ("August Meeting").

     In determining to approve the Agreement, the Board determined that the Agreement, including the appointment of Hartford Investment Management as sub-adviser, was fair and reasonable and in the best interests of each Fund and its respective shareholders.

     In determining to approve the Agreement, the Board considered the following categories of material factors, among others, relating to the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

     The Board requested and considered information and data concerning the nature, extent, and quality of the services to be provided to each Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment Management's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment Management, and the adequacy of the time and attention that they would devote to each Fund. The Board considered Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager. The Board also considered the experience and reputation of equity personnel of Hartford Investment Management to service each Fund, and the level of support provided by the organization as a whole.

     The Board considered Hartford Investment Management's regulatory and compliance environment. The Board noted that it had recently requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment at the August Meeting during its review and approval of Hartford Investment Management as the sub-adviser to certain of the Company's other funds. The Board had focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income securities. In this regard, the Board had requested and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Funds' Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board noted HIFSCO's and Hartford Investment Management's support of the Company's compliance control structure, particularly the resources devoted by HIFSCO and Hartford Investment Management in support of the Company's obligations pursuant to Rule 38a-1 under the 1940 Act. The Board also noted that HIFSCO represented that it does not believe that any material changes to the compliance programs will result from the approval of any of the Proposals.

     With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board considered the quality of Hartford Investment Management's investment personnel (including its ability to attract and retain qualified investment professionals); its investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and responsiveness to Board inquiries, of Hartford Investment Management, including in particular Mr. Whelan, Mr. Caputo and their team and senior management of Hartford Investment Management in their in-person discussions with the Board and with the Investment Committee. The Board recognized that HIFSCO is responsible for the overall management of each Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Funds' sub-advisers, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to each Fund.

     In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the Agreement, but also the Board's experience through past interactions with HIFSCO and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to each Fund by HIFSCO and Hartford Investment Management.

PERFORMANCE

     The Board considered the investment performance of each Fund as managed by HIFSCO. In this regard, the Board considered information and materials provided to the Board from HIFSCO comparing each Fund's investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds in relation to each Fund's peer group selected by Lipper, Inc., an independent provider of investment company data ("Lipper"), which demonstrated that each Fund had an acceptable performance record under HIFSCO's management.

     The Board considered that Hartford Investment Management would assume responsibility for administering the asset allocation program and day-to-day management for each of the Funds, which is currently performed by the Asset

Allocation Committee within HIFSCO, as the investment adviser to the Funds. The Board considered that the investment management team for Hartford Investment Management would be led by Mr. Whelan, who currently already serves as a portfolio manager to the Funds, and Mr. Caputo. In addition to the Funds' performance record received at the February 6-7, 2007 meeting, the Board considered that they had reviewed the performance record for other mutual funds for which Mr. Whelan had served as portfolio managers at the August Meeting. HIFSCO and Hartford Investment Management provided additional information about the broad range of Mr. Whelan, Mr. Caputo and their team's recent investment experience and about their investment philosophy and process.

     Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for each Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HIFSCO AND HARTFORD INVESTMENT MANAGEMENT

     The Board noted that it had reviewed information regarding HIFSCO's costs to provide investment management and related services to each Fund and the profitability to them from managing the Funds at its August Meeting. The Board considered that because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, the result would be that any profitability from managing the Funds would be realized only with respect to HIFSCO. The Board also had information about the profitability to HIFSCO and its affiliates from all services provided to the Funds and all aspects of its relationships with the Funds at its August Meeting.

     The Board considered that it had reviewed at its August Meeting the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board was mindful that it had considered the profitability of HIFSCO's relationship with the Funds on a pre-tax basis without regard to distribution expenses at its August Meeting.

     Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Funds would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND HARTFORD INVESTMENT MANAGEMENT

     The Board noted that the investment advisory fee for each Fund would remain the same in connection with the addition of Hartford Investment Management as the sub-adviser. The Board additionally considered that it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee. The Board considered that it had reviewed the Funds' advisory fees at its August Meeting. The Board was mindful that it had considered comparative information with respect to the investment management fees to be paid by each Fund to HIFSCO and its affiliates at its August Meeting. In this regard, the Board had received information from HIFSCO and Hartford Investment Management relating to the management fees and total operating expenses for each Fund. HIFSCO also had referenced information comparing each Fund's management fees and total operating expenses relative to those of a peer universe of funds identified by Lipper as being in a similar category. While the Board had recognized that comparisons between each Fund and its respective peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of each Fund's advisory fee.

     Based on these considerations, the Board concluded that each Fund's management fee and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

     The Board considered the extent to which economies of scale would be realized as each Fund grows and whether the fee levels reflect these economies of scale for the benefit of each Fund's investors.

     The Board reviewed the breakpoint in the each Fund's respective management fee schedule, which reduce fees as Fund assets grow over time. This breakpoint reflects HIFSCO's attempt to provide economies of scale to each Fund and its respective shareholders in that, as such Fund grows, its effective management fee rate declines. The Board recognized that each Fund should continue to benefit from economies of scale with assets beyond the breakpoint, because additional assets are charged the lower breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that each Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that it received information regarding HIFSCO's and Hartford Investment Management's realization of economies of scale with respect to each Fund at its August Meeting.

     After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale are anticipated to be shared for the benefit of each Fund's investors, based on currently available information and the effective advisory fees and expense ratios for each Fund at its respective current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund's assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

     The Board considered information regarding other benefits to HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Funds. The Board considered that the following companies, which are affiliates of Hartford Investment Management, provide services to each Fund and receive compensation from each Fund.

     - HIFSCO serves as each Fund's principal underwriter and receives 12b-1 fees from each Fund.

     - Hartford Life Insurance Company provides fund accounting services to each Fund and receives fund accounting fees from each Fund.

     - Hartford Administrative Services Company ("HASCO"), each Fund's transfer agent, receives transfer agency compensation from each Fund.

                                    * * * * *

     Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its respective shareholders to approve the Agreement with Hartford Investment Management with respect to each Fund. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

                                  REQUIRED VOTE

     Approval of the Agreement by each Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of such Fund's shares present at the Meeting, if more than 50% of the outstanding shares of such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such Fund.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL(S) APPLICABLE TO YOU.

                                  OTHER MATTERS

     Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

                                BENEFICIAL OWNERS

     As of February 28, 2007, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund's shares. As of February 28, 2007, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of any Fund, except as listed in Appendix D.

     As of February 28, 2007, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company's investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

                                FEES AND EXPENSES

     Currently, each Fund pays HIFSCO an investment advisory fee at the following annual rates (calculated as a percentage of such Fund's average daily net assets):


AVERAGE DAILY NET ASSETS                     ANNUAL RATE
------------------------                     -----------


First $500 million.........................      0.15%
Amount Over $500 million...................      0.10%


     As of March 31, 2007, net assets in The Hartford Equity Growth Allocation Fund, The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Income Allocation Fund were $238,636,631, $740,846,216, $825,759,381, $176,675,983 and
$45,406,648, respectively.

     HIFSCO will pay all expenses relating to this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses.

     The companies listed below, which are affiliates of Hartford Investment Management, provide services to the Funds, and will continue to do so whether or not Fund shareholders approve the Agreement with Hartford Investment Management.

     HIFSCO provides investment advisory services to each Fund. For the fiscal year ended October 31, 2006, The Hartford Equity Growth Allocation Fund, The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Income Allocation Fund paid HIFSCO $322,645, $1,027,945, $1,141,595, $266,999 and $70,212,
respectively.

     In addition, HIFSCO serves as each Fund's principal underwriter and receives 12b-1 fees from each Fund. As underwriter, HIFSCO is responsible for the sale and distribution of fund shares. For the fiscal year ended October 31, 2006, The Hartford Equity Growth Allocation Fund, The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Income Allocation Fund paid HIFSCO a total of $930,442, $3,062,987, $3,228,507, $727,979 and $187,988 in 12b-1 fees, respectively.

     Hartford Life Insurance Company ("Hartford Life") provides fund accounting services to each Fund. For the fiscal year ended October 31, 2006, The Hartford Equity Growth Allocation Fund, The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Income Allocation Fund paid Hartford Life a total of $16,084, $52,641, $59,615, $13,351 and $3,511 for fund accounting services rendered and expenses assumed, respectively.

     Hartford Administrative Services Company ("HASCO") performs transfer agency services for each Fund. HASCO issues and redeems shares of each Fund and disburses any dividends declared by such Fund. For the fiscal year ended October 31, 2006, The Hartford Equity Growth Allocation Fund, The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Income Allocation Fund paid HASCO a total of $376,109, $52,641, $711,913, $131,566 and $47,866 for transfer agency services, respectively.

                              SHAREHOLDER MAILINGS

     To help lower the impact of operating costs, each Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the applicable Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address, rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the applicable Fund at 1-888-843-7824 or writing to the applicable Fund at The

Hartford Mutual Funds, P.O. Box 64387 St. Paul, Minnesota 55164-0387, and requesting additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

     A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, OR A COPY OF THE PROSPECTUS OR PROXY, IS AVAILABLE UPON REQUEST, AND WITHOUT CHARGE.

     If you would like to view a copy on the internet, please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2007 Proxy Information" under "Points of Interest"). Alternatively, if you would like to receive a copy, please contact the applicable Fund at P.O. Box 64387, St. Paul, Minnesota 55164-0387 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.

                              SHAREHOLDER PROPOSALS

     No Fund is required to hold annual meetings of shareholders and none currently intends to hold such meetings, unless shareholder action is required in accordance with the 1940 Act. To be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, a shareholder proposal must be submitted to the applicable Fund at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                        By order of the Board of Directors,

                                        /s/ Edward P. Macdonald
                                        Edward P. Macdonald
                                        Secretary

April 18, 2007

                                   APPENDIX A

                    FUND SHARES OUTSTANDING ON APRIL 9, 2007

  THE HARTFORD EQUITY GROWTH ALLOCATION FUND (FORMERLY THE HARTFORD AGGRESSIVE
                             GROWTH ALLOCATION FUND)


                                        SHARES OUTSTANDING ON
CLASS                                        RECORD DATE
-----                                   ---------------------


Class A...............................        10,378,511
Class B...............................         2,898,969
Class C...............................         4,473,566
Class I...............................             3,991
Class R3..............................               755
Class R4..............................               755
Class R5..............................               755
Total all classes.....................        17,757,302


                       THE HARTFORD GROWTH ALLOCATION FUND


                                        SHARES OUTSTANDING ON
CLASS                                        RECORD DATE
-----                                   ---------------------


Class A...............................        33,142,008
Class B...............................         9,551,063
Class C...............................        15,261,160
Class I...............................            44,900
Class R3..............................               794
Class R4..............................               794
Class R5..............................               794
Total All classes.....................        58,001,513

                      THE HARTFORD BALANCED ALLOCATION FUND


                                        SHARES OUTSTANDING ON
CLASS                                        RECORD DATE
-----                                   ---------------------


Class A...............................        42,811,860
Class B...............................         9,906,453
Class C...............................        16,590,325
Class I...............................            69,029
Class R3..............................               843
Class R4..............................               843
Class R5..............................               844
Total all classes.....................        69,380,197


                    THE HARTFORD CONSERVATIVE ALLOCATION FUND


                                        SHARES OUTSTANDING ON
CLASS                                        RECORD DATE
-----                                   ---------------------


Class A...............................         9,415,823
Class B...............................         2,028,715
Class C...............................         3,509,493
Class I...............................           314,504
Class R3..............................               917
Class R4..............................               918
Class R5..............................               918
Total all classes.....................        15,271,288


                       THE HARTFORD INCOME ALLOCATION FUND


                                        SHARES OUTSTANDING ON
CLASS                                        RECORD DATE
-----                                   ---------------------


Class A...............................        3,215,369
Class B...............................          537,949
Class C...............................          767,872
Class I...............................           39,579
Class R3..............................            1,017
Class R4..............................            1,018
Class R5..............................            1,019
Total all classes.....................        4,563,823

                                   APPENDIX B

                      FORM OF INVESTMENT SERVICES AGREEMENT

     This investment services agreement is made by and between Hartford Investment Financial Services, LLC, a Delaware limited liability company ("HIFSCO") and Hartford Investment Management Company, a Delaware corporation ("Hartford Investment Management").

     WHEREAS, HIFSCO has entered into an agreement for the provision of investment management services (the "Principal Advisory Contract") to the ITT
Hartford Mutual Funds, Inc. (the "Company"), currently comprised of           ,
and

     WHEREAS, HIFSCO wishes to engage Hartford Investment Management to provide
investment management services to            (each a "Portfolio" and together
the "Portfolios"), and

     WHEREAS, Hartford Investment Management is willing to perform such services on behalf of the Portfolio upon the terms and conditions and for the compensation hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

     1. HIFSCO hereby employs Hartford Investment Management to provide investment management services with respect to the assets of the Portfolio and to perform the services hereinafter set forth subject to the terms and conditions of the investment objectives, policies and restrictions of the Portfolio, and Hartford Investment Management hereby accepts such employment and agrees during such period to assume the obligations herein set forth for the compensation herein provided.

     2. Hartford Investment Management shall evaluate and implement an investment program appropriate for the Portfolio which shall be amended and updated from time to time as financial and other economic conditions change as determined by HIFSCO and Hartford Investment Management.

     3. Hartford Investment Management, in consultation with HIFSCO when appropriate, will make all determinations with respect to the investment of the assets of the Portfolio and the purchase or sale of portfolio securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include advising the Company's Board of Directors of the manner in which voting rights, rights to consent to corporate action, and any other non-investment decisions pertaining to the Portfolio's securities should be exercised.

     4. Hartford Investment Management will regularly furnish reports with respect to the Portfolio at periodic meetings of the Company's Board of Directors and at such other times as may be reasonably requested by the Company's Board of Directors, which reports shall include Hartford Investment Management's economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Portfolio since the last report. Copies of all such reports shall be furnished to HIFSCO for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.

     5. Hartford Investment Management shall manage the Portfolio in conformity with the Company's Articles of Incorporation and By-laws, each as amended from time to time, and the Investment Company Act of 1940, as amended, other applicable laws, and to the investment objectives, policies and restrictions of the Portfolio as set forth in the Portfolio's prospectus and statement of additional information, or any investment guidelines or other instructions received in writing from HIFSCO, and subject further to such policies and instructions as the Company's Board of Directors may from time to time establish and deliver to Hartford Investment Management.

     6. Hartford Investment Management will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and place, in the name of the Portfolio or its nominees, all such orders. When placing such orders, Hartford Investment Management shall use its best efforts to obtain the best net security price available for the Portfolio. Subject to and in accordance with any directions that the Board of Directors may issue from time to time, Hartford Investment Management may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Hartford Investment Management determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Hartford Investment Management's overall responsibilities with respect to the Portfolio and Hartford Investment Management's other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Hartford Investment Management will promptly communicate to the Board of Directors such information relating to portfolio transactions as they may reasonably request.

     7. As compensation for the performance of the services by Hartford Investment Management hereunder, HIFSCO shall, as promptly as possible after the last day of each calendar year quarter, pay Hartford Investment

         Management the equivalent of all direct and indirect expenses incurred in the performance of its duties under this Agreement.

     8. Hartford Investment Management shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security as long as Hartford Investment Management shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect Hartford Investment Management against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9. (a) This Agreement shall be effective on March 3, 1997, shall continue in effect for the same term as the Principal Advisory Contract and shall be submitted to the Company's Board of Directors for reapproval at the same time as the Principal Advisory Contract. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of the majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

         (b) This Agreement (1) may be terminated with respect to the Portfolio at any time without the payment of any penalty either by vote of the members of the Board of Directors of the Company or by a vote of a majority of the Portfolio's outstanding voting securities, or by HIFSCO on sixty days' prior written notice to Hartford Investment Management, (2) shall immediately terminate in the event of its assignment, (3) may be terminated by Hartford Investment Management on sixty days' prior written notice to HIFSCO, but such termination will not be effective until HIFSCO shall have contracted with one or more persons to serve as a successor to Hartford Investment Management for the Portfolio (or Hartford Investment Management or an affiliate of Hartford Investment Management agrees to manage the Portfolio) and such person(s) shall have assumed such position, and (4) will terminate automatically upon termination of the investment management agreement between HIFSCO and the Company.

         (c) As used in this Agreement, the terms "assignment," "interested parties" and "vote of a majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the Investment Company Act of 1940, as amended.

       (d) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party or parties at the current office address provided by each party.

     10. Nothing in this Agreement shall limit or restrict the right of any partner, officer, or employee of Hartford Investment Management to engage in any business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of Hartford Investment Management to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. It is the intention of the parties hereto that by this Agreement Hartford Investment Management shall provide HIFSCO with such investment management and advisory services as may be required by HIFSCO in managing and advising the Portfolio pursuant to the terms of the Principal Advisory Contract. No provision of this Agreement shall be construed or interpreted to grant Hartford Investment Management any right or authority not granted to HIFSCO under the Principal Advisory Contract, or to impose on Hartford Investment Management any duty or obligation not otherwise imposed on HIFSCO under the Principal Advisory Contract.

     12. HIFSCO agrees that neither it nor any affiliate of HIFSCO will use Hartford Investment Management's name or refer to Hartford Investment Management or Hartford Investment Management's clients in marketing and promotional materials without prior notification to and authorization by Hartford Investment Management, such authorization not to be unreasonably withheld.

     13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     14. The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

     15. To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the 3rd day of March, 1997.

                                        HARTFORD INVESTMENT
                                        FINANCIAL SERVICES COMPANY

                                        By:
                                            ------------------------------------
                                            Title:

                                        THE HARTFORD INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:
                                            ------------------------------------
                                            Title:

                                     FORM OF
                        AMENDMENT NUMBER [          ] TO
                          INVESTMENT SERVICES AGREEMENT

     Pursuant to the Investment Services Agreement between Hartford Investment Financial Services, LLC formerly known as Hartford Investment Financial Services Company), and Hartford Investment Management Company (formerly known as The Hartford Investment Management Company) dated March 3, 1997 (the "Agreement"), the following funds are hereby included in the Agreement as Portfolios. All provisions in the Agreement shall apply to the management of the new funds.

     - The Hartford Equity Growth Allocation Fund

     - The Hartford Growth Allocation Fund

     - The Hartford Balanced Allocation Fund

     - The Hartford Conservative Allocation Fund

     - The Hartford Income Allocation Fund

     This amended Agreement is effective for a period of two years from the date hereof and shall continue in effect thereafter in accordance with the provisions of Section 9 of the Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be
executed on       day of           , 2007.

                                        HARTFORD INVESTMENT
                                        FINANCIAL SERVICES, LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        HARTFORD INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   APPENDIX C

        PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF HARTFORD INVESTMENT
                               MANAGEMENT COMPANY


                           POSITION AND PRINCIPAL
NAME                             OCCUPATION                   ADDRESS
----                       ----------------------             -------



David M. Znamierowski     President and Director     1 Hartford Plaza
                                                     Hartford, CT 06155
Kevin M. Scarrozzo        Executive Vice             1 Hartford Plaza
                          President and Chief        Hartford, CT 06155
                          Financial Officer
Edmund V. Mahoney         Senior Vice President      1 Hartford Plaza
                          and Chief Compliance       Hartford, CT 06155
                          Officer
James Scott Fox           Chief Operating Officer    1 Hartford Plaza
                          and Managing Director      Hartford, CT 06155
M. Timothy Corbett        Managing Director and      1 Hartford Plaza
                          Director                   Hartford, CT 06155
William H. Davison, Jr.   Managing Director and      1 Hartford Plaza
                          Director                   Hartford, CT 06155
Nasri A. Toutoungi        Managing Director          1 Hartford Plaza
                                                     Hartford, CT 06155
Michael J. Bacevich       Managing Director          1 Hartford Plaza
                                                     Hartford, CT 06155
Michael E. Gray           Managing Director          1 Hartford Plaza
                                                     Hartford, CT 06155
William P. Meaney         Managing Director          1 Hartford Plaza
                                                     Hartford, CT 06155
Ronald A. Mendel          Managing Director          1 Hartford Plaza
                                                     Hartford, CT 06155
Walter F. Garger          Secretary and Chief        1 Hartford Plaza
                          Legal Officer              Hartford, CT 06155
Charles Moon              Executive Vice President   1 Hartford Plaza
                          and Managing Director      Hartford, CT 06155
Mark J. Niland            Managing Director          1 Hartford Plaza
                                                     Hartford, CT 06155
Hugh T.M. Whelan          Managing Director          1 Hartford Plaza
                                                     Hartford, CT 06155

         PRINCIPAL EXECUTIVE OFFICERS OF THE HARTFORD MUTUAL FUNDS, INC.


                                POSITION AND
NAME                        PRINCIPAL OCCUPATION              ADDRESS
----                        --------------------              -------



David M. Znamierowski     President and Director     c/o Hartford Mutual
                                                     Funds
                                                     P.O. Box 2999
                                                     Hartford, CT 06104-2999
Tamara L. Fagely          Vice President,            c/o Hartford Mutual
                          Controller and             Funds
                          Treasurer                  500 Bielenberg Drive
                                                     Woodbury, MN 55125
Thomas D. Jones III       Vice President and         c/o Hartford Mutual
                          Chief Compliance           Funds
                          Officer                    P.O. Box 2999
                                                     Hartford, CT 06104-2999
Edward P. Macdonald       Vice President,            c/o Hartford Mutual
                          Secretary and Chief        Funds P.O. Box 2999
                          Legal Officer              Hartford, CT 06104-2999

                                   APPENDIX D

             5% BENEFICIAL OWNERS OF FUND SHARES AS OF APRIL 9, 2007

     As of April 9, 2007, the following shareholders were beneficial owners of the percentages of outstanding shares of the Fund indicated below.

                   THE HARTFORD EQUITY GROWTH ALLOCATION FUND
       (FORMERLY KNOWN AS THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)


CLASS OF    NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF   PERCENTAGE OF
SHARES                  OWNER*                BENEFICIAL OWNERSHIP    CLASS OWNED
--------   --------------------------------   --------------------   -------------


Class A    HARTFORD LIFE INSURANCE COMPANY       1,768,523.9680           17.04%
           SEPARATE ACCOUNTS 401K BUSINESS
           PO BOX 2999
           HARTFORD CT 06104-2999
Class A    EDWARD D JONES & CO                   1,581,944.8680           15.24%
           ATTN: MUTUAL FUND SHAREHOLDER
           ACCOUNTING
           201 PROGRESS PKWY
           MARYLAND HTS MO 63043-3009
Class B    EDWARD D JONES & CO                     158,772.7020            5.48%
           ATTN: MUTUAL FUND SHAREHOLDER
           ACCOUNTING
           201 PROGRESS PKWY
           MARYLAND HTS MO 63043-3009
Class C    MLPF&S FOR THE SOLE BENEFIT OF          478,129.5960           10.69%
           ITS CUSTOMERS
           ATTN FUND ADMINISTRATION
           4800 DEER LAKE DR E FL 3
           JACKSONVILLE FL 32246-6484
Class I    PERSHING LLC                              3,130.6120           78.44%
           PO BOX 2052
           JERSEY CITY NJ 07303-2052
Class I    HARTFORD LIFE INSURANCE COMPANY             826.7910           20.72%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999
Class R3   HARTFORD LIFE INSURANCE COMPANY             755.2870          100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999
Class R4   HARTFORD LIFE INSURANCE COMPANY             755.2870          100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999

CLASS OF    NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF   PERCENTAGE OF
SHARES                  OWNER*                BENEFICIAL OWNERSHIP    CLASS OWNED
--------   --------------------------------   --------------------   -------------

Class R5   HARTFORD LIFE INSURANCE COMPANY             755.2870          100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999


--------

   * Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

                       THE HARTFORD GROWTH ALLOCATION FUND


CLASS OF    NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF   PERCENTAGE OF
SHARES                  OWNER*                BENEFICIAL OWNERSHIP    CLASS OWNED
--------   --------------------------------   --------------------   -------------


Class A    EDWARD D JONES & CO                   7,861,715.3170           23.72%
           ATTN: MUTUAL FUND SHAREHOLDER
           ACCOUNTING
           201 PROGRESS PKWY
           MARYLAND HTS MO 63043-3009
Class A    HARTFORD LIFE INSURANCE COMPANY       2,567,533.3160            7.75%
           SEPARATE ACCOUNTS 401K BUSINESS
           PO BOX 2999
           HARTFORD CT 06104-2999
Class B    EDWARD D JONES & CO                     739,856.0000            7.75%
           ATTN: MUTUAL FUND SHAREHOLDER
           ACCOUNTING
           201 PROGRESS PKWY
           MARYLAND HTS MO 63043-3009
Class C    MLPF&S FOR THE SOLE BENEFIT OF        1,544,140.3880           10.12%
           ITS CUSTOMERS
           ATTN FUND ADMINISTRATION
           4800 DEER LAKE DR E FL 3
           JACKSONVILLE FL 32246-6484
Class C    CITIGROUP GLOBAL MARKETS, INC.          852,363.0620            5.58%
           ATTN: PETER BOOTH 7TH FLOOR
           333 W 34TH ST
           NEW YORK NY 10001-2402
Class I    NFS LLC FEBO                             15,915.6270           35.45%
           NORMAN W HINTON
           CARMEN HINTON
           10735 SW 58TH AVE
           MIAMI FL 33156-4113
Class I    NFS LLC FEBO                             15,187.8500           33.83%
           NFS/FMTC R/O IRA
           FBO JULIO D TORRES
           7803 LOS PINOS CIR
           CORAL GABLES FL 33143-6481

CLASS OF    NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF   PERCENTAGE OF
SHARES                  OWNER*                BENEFICIAL OWNERSHIP    CLASS OWNED
--------   --------------------------------   --------------------   -------------

Class I    NFS LLC FEBO                              8,320.1270           18.53%
           ANTONIO E FRIGULS
           MARIA A FRIGULS
           1131 MANATI AVE
           CORAL GABLES FL 33146-3232
Class I    PERSHING LLC                              2,407.7050            5.36%
           PO BOX 2052
           JERSEY CITY NJ 07303-2052
Class I    LPL FINANCIAL SERVICES                    2,340.0940            5.21%
           9785 TOWNE CENTRE DR
           SAN DIEGO CA 92121-1968
Class R3   HARTFORD LIFE INSURANCE COMPANY             794.2810          100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999
Class R4   HARTFORD LIFE INSURANCE COMPANY             794.2810          100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999
Class R5   HARTFORD LIFE INSURANCE COMPANY             794.2810          100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999


--------

   * Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

                      THE HARTFORD BALANCED ALLOCATION FUND


CLASS OF    NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF   PERCENTAGE OF
 SHARES                 OWNER*                BENEFICIAL OWNERSHIP    CLASS OWNED
--------   --------------------------------   --------------------   -------------


Class A    EDWARD D JONES & CO                   14,415,993.1880          33.67%
           ATTN: MUTUAL FUND SHAREHOLDER
           ACCOUNTING
           201 PROGRESS PKWY
           MARYLAND HTS MO 63043-3009
Class A    HARTFORD LIFE INSURANCE COMPANY        3,443,520.5680           8.04%
           SEPARATE ACCOUNTS 401K BUSINESS
           BOX 2999
           HARTFORD CT 06104-2999
Class B    EDWARD D JONES & CO                    1,204,233.4280          12.16%
           ATTN: MUTUAL FUND SHAREHOLDER
           ACCOUNTING
           201 PROGRESS PKWY
           MARYLAND HTS MO 63043-3009

CLASS OF    NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF   PERCENTAGE OF
 SHARES                 OWNER*                BENEFICIAL OWNERSHIP    CLASS OWNED
--------   --------------------------------   --------------------   -------------

Class C    MLPF&S FOR THE SOLE BENEFIT OF         1,490,516.9290           8.98%
           ITS
           CUSTOMERS
           ATTN FUND ADMINISTRATION
           4800 DEER LAKE DR E FL 3
           JACKSONVILLE FL 32246-6484
Class I    NFS LLC FEBO                              27,250.1900          39.48%
           NFS/FMTC R/O IRA
           FBO NILS G JOHANSSON
           PO BOX 680370
           MARIETTA GA 30068-0007
Class I    NFS LLC FEBO                              25,407.8570          36.81%
           LAURA R SANCHEZ
           5101 N KENDALL DR
           MIAMI FL 33156-2234
Class I    NFS LLC FEBO                               8,655.7400          12.54%
           ANTONIO E FRIGULS
           MARIA A FRIGULS
           1131 MANATI AVE
           CORAL GABLES FL 33146-3232
Class I    LPL FINANCIAL SERVICES                     5,420.7480           7.85%
           9785 TOWNE CENTRE DR
           SAN DIEGO CA 92121-1968
Class R3   HARTFORD LIFE INSURANCE COMPANY              843.1380         100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999
Class R4   HARTFORD LIFE INSURANCE COMPANY              843.7570         100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999
Class R5   HARTFORD LIFE INSURANCE COMPANY              844.3970         100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999


--------

   * Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

                    THE HARTFORD CONSERVATIVE ALLOCATION FUND


CLASS OF    NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF   PERCENTAGE OF
 SHARES                 OWNER*                BENEFICIAL OWNERSHIP    CLASS OWNED
--------   --------------------------------   --------------------   -------------


Class A    EDWARD D JONES & CO                   2,742,780.0360           29.13%
           ATTN: MUTUAL FUND SHAREHOLDER
           ACCOUNTING
           201 PROGRESS PKWY
           MARYLAND HTS MO 63043-3009
Class A    HARTFORD LIFE INSURANCE COMPANY       1,088,383.9240           11.56%
           SEPARATE ACCOUNTS 401K BUSINESS
           PO BOX 2999
           HARTFORD CT 06104-2999
Class B    EDWARD D JONES & CO                     187,114.3780            9.23%
           ATTN: MUTUAL FUND SHAREHOLDER
           ACCOUNTING
           201 PROGRESS PKWY
           MARYLAND HTS MO 63043-3009
Class C    MLPF&S FOR THE SOLE BENEFIT OF          343,581.3990            9.79%
           ITS
           CUSTOMERS
           ATTN FUND ADMINISTRATION
           4800 DEER LAKE DR E FL 3
           JACKSONVILLE FL 32246-6484
Class I    NFS LLC FEBO                            305,388.4330           97.10%
           DAVID ROUEN TTEE
           TSAILE INC PSP
           PO BOX 1827
           CAROLINA BCH NC 28428-1827
Class R3   HARTFORD LIFE INSURANCE COMPANY             917.4560          100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999
Class R4   HARTFORD LIFE INSURANCE COMPANY             918.1530          100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999
Class R5   HARTFORD LIFE INSURANCE COMPANY             918.8280          100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999


   * Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

                       THE HARTFORD INCOME ALLOCATION FUND


CLASS OF    NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF   PERCENTAGE OF
 SHARES                 OWNER*                BENEFICIAL OWNERSHIP    CLASS OWNED
--------   --------------------------------   --------------------   -------------


Class A    EDWARD D JONES & CO                   1,639,869.5030           51.00%
           ATTN: MUTUAL FUND SHAREHOLDER
           ACCOUNTING
           201 PROGRESS PKWY
           MARYLAND HTS MO 63043-3009
Class A    HARTFORD LIFE INSURANCE COMPANY         358,812.6030           11.16%
           SEPARATE ACCOUNTS 401K BUSINESS
           PO BOX 2999
           HARTFORD CT 06104-2999
Class B    EDWARD D JONES & CO                     133,970.4270           24.90%
           ATTN: MUTUAL FUND SHAREHOLDER
           ACCOUNTING
           201 PROGRESS PKWY
           MARYLAND HTS MO 63043-3009
Class B    EDWARD D JONES & CO                      84,560.9540           11.01%
           ATTN: MUTUAL FUND SHAREHOLDER
           ACCOUNTING
           201 PROGRESS PKWY
           MARYLAND HTS MO 63043-3009
Class B    MLPF&S FOR THE SOLE BENEFIT OF           49,717.2610            6.47%
           ITS
           CUSTOMERS
           ATTN FUND ADMINISTRATION
           4800 DEER LAKE DR E FL 3
           JACKSONVILLE FL 32246-6484
Class I    NFS LLC FEBO                              5,454.5450           13.78%
           LOIS A TOPPING
           1403 WESTBY CT
           MCLEAN VA 22101-2726
Class I    LPL FINANCIAL SERVICES                    5,098.3720           12.88%
           9785 TOWNE CENTRE DR
           SAN DIEGO CA 92121-1968
Class I    NFS LLC FEBO                              5,060.7290           12.79%
           CHARLES V CICCONE TTEE
           CHARLES V CICCONE LIV TR
           1808 OLD MEADOW RD
           APT 1114
           MCLEAN VA 22102-1832
Class I    LPL FINANCIAL SERVICES                    3,156.6950            7.98%
           9785 TOWNE CENTRE DR
           SAN DIEGO CA 92121-1968
Class I    LPL FINANCIAL SERVICES                    2,547.8990            6.44%
           9785 TOWNE CENTRE DR
           SAN DIEGO CA 92121-1968
Class I    LPL FINANCIAL SERVICES                    2,547.8990            6.44%
           9785 TOWNE CENTRE DR
           SAN DIEGO CA 92121-1968
Class I    LPL FINANCIAL SERVICES                    2,506.6180            6.33%
           9785 TOWNE CENTRE DR
           SAN DIEGO CA 92121-1968

CLASS OF    NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF   PERCENTAGE OF
 SHARES                 OWNER*                BENEFICIAL OWNERSHIP    CLASS OWNED
--------   --------------------------------   --------------------   -------------

Class I    LPL FINANCIAL SERVICES                    2,036.2650            5.14%
           9785 TOWNE CENTRE DR
           SAN DIEGO CA 92121-1968
Class I    LPL FINANCIAL SERVICES                    2,030.7470            5.13%
           9785 TOWNE CENTRE DR
           SAN DIEGO CA 92121-1968
Class R3   HARTFORD LIFE INSURANCE COMPANY           1,017.4910          100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999
Class R4   HARTFORD LIFE INSURANCE COMPANY           1,018.2570          100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999
Class R5   HARTFORD LIFE INSURANCE COMPANY           1,019.0220          100.00%
           ATTN: MARK STROGOFF
           PO BOX 2999
           HARTFORD CT 06104-2999


--------

   * Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

                              [FORM OF PROXY CARD]


PROXY                    THE HARTFORD MUTUAL FUNDS, INC.                   PROXY
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE HARTFORD MUTUAL FUNDS, INC. The undersigned appoints Tamara Fagely, Edward Macdonald and Michael Phillips or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the "Proxies"), to vote, as designated herein, all shares of The Hartford Mutual Funds, Inc. (the "Funds") held by the undersigned on April 9, 2007, at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June 26, 2007 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Fund or by executing a superseding proxy.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192

                            NOTE: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (Joint Owners)


                            ----------------------------------------------------
                            Date                                       HGF_17615

FUNDS                    FUNDS                          FUNDS
BALANCED ALLOCATION      CONSERVATIVE ALLOCATION        EQUITY GROWTH ALLOCATION
GROWTH ALLOCATION        INCOME ALLOCATION

                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

       (COMPUTER GRAPHIC)               (TELEPHONE GRAPHIC)              (LETTER GRAPHIC)                 (PERSON GRAPHIC)
      VOTE ON THE INTERNET                 VOTE BY PHONE                   VOTE BY MAIL                    VOTE IN PERSON
           LOG ON TO:                   CALL 1-866-241-6192       VOTE, SIGN AND DATE THIS PROXY     ATTEND SHAREHOLDER MEETING
  HTTPS://VOTE.PROXY-DIRECT.COM         FOLLOW THE RECORDED           CARD AND RETURN IN THE            200 HOPMEADOW STREET
FOLLOW THE ON-SCREEN INSTRUCTIONS          INSTRUCTIONS               POSTAGE-PAID ENVELOPE                  SIMSBURY, CT
        AVAILABLE 24 HOURS              AVAILABLE 24 HOURS                                                 ON JUNE 26, 2007

                          IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]

[ ] To vote as the Board Recommends for ALL Funds on ALL Proposals mark this box. No other vote is necessary.

1. TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN HARTFORD INVESTMENT FINANCIAL SERVICES, LLC ("HIFSCO"), THE INVESTMENT MANAGER OF THE HARTFORD EQUITY GROWTH ALLOCATION FUND (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION
     FUND), AND HARTFORD INVESTMENT MANAGEMENT COMPANY, AN AFFILIATE OF HIFSCO, PURSUANT TO WHICH HARTFORD INVESTMENT MANAGEMENT COMPANY WILL SERVE AS THE SUB-ADVISER TO THE HARTFORD EQUITY GROWTH ALLOCATION FUND AND MANAGE SUCH FUND'S ASSETS.

                               FOR  AGAINST  ABSTAIN

Equity Growth Allocation       [ ]    [ ]      [ ]

2. TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN HARTFORD INVESTMENT FINANCIAL SERVICES, LLC ("HIFSCO"), THE INVESTMENT MANAGER OF THE HARTFORD GROWTH ALLOCATION FUND, AND HARTFORD INVESTMENT MANAGEMENT COMPANY, AN AFFILIATE OF HIFSCO, PURSUANT TO WHICH HARTFORD INVESTMENT MANAGEMENT COMPANY, WILL SERVE AS THE SUB-ADVISER TO THE HARTFORD GROWTH ALLOCATION FUND AND MANAGE SUCH FUND'S ASSETS.

                               FOR  AGAINST  ABSTAIN

Growth Allocation              [ ]    [ ]      [ ]

3. TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN HARTFORD INVESTMENT FINANCIAL SERVICES, LLC ("HIFSCO"), THE INVESTMENT MANAGER OF THE HARTFORD BALANCED ALLOCATION FUND, AND HARTFORD INVESTMENT MANAGEMENT COMPANY, AN AFFILIATE OF HIFSCO, PURSUANT TO WHICH HARTFORD INVESTMENT MANAGEMENT COMPANY WILL SERVE AS THE SUB-ADVISER TO THE HARTFORD BALANCED ALLOCATION FUND AND MANAGE SUCH FUND'S ASSETS.

                               FOR  AGAINST  ABSTAIN

Balanced Allocation            [ ]    [ ]      [ ]

4. TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN HARTFORD INVESTMENT FINANCIAL SERVICES, LLC ("HIFSCO"), THE INVESTMENT MANAGER OF THE HARTFORD CONSERVATIVE ALLOCATION FUND, AND HARTFORD INVESTMENT MANAGEMENT COMPANY, AN AFFILIATE OF HIFSCO, PURSUANT TO WHICH HARTFORD INVESTMENT MANAGEMENT COMPANY WILL SERVE AS THE SUB-ADVISER TO THE HARTFORD CONSERVATIVE ALLOCATION FUND AND MANAGE SUCH FUND'S ASSETS.

                               FOR  AGAINST  ABSTAIN

Conservative Allocation        [ ]    [ ]      [ ]

5. TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN HARTFORD INVESTMENT FINANCIAL SERVICES, LLC ("HIFSCO"), THE INVESTMENT MANAGER OF THE HARTFORD INCOME ALLOCATION FUND, AND HARTFORD INVESTMENT MANAGEMENT COMPANY, AN AFFILIATE OF HIFSCO, PURSUANT TO WHICH HARTFORD INVESTMENT MANAGEMENT COMPANY WILL SERVE AS THE SUB-ADVISER TO THE HARTFORD INCOME ALLOCATION FUND AND MANAGE SUCH FUND'S ASSETS.

                               FOR  AGAINST  ABSTAIN

Income Allocation              [ ]    [ ]      [ ]

6. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.